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                                                                   EXHIBIT 10.23

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

        The First Amendment to that certain Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of this 27th day of February, 1998 by and between Tower Air, Inc. ("Borrower"), the financial institutions listed on the signature pages thereof (collectively, "Lenders") and Heller Financial, Inc. (in its individual capacity, "Heller"), for itself as a Lender and as Agent ("Agent").

        WHEREAS, Agent, Lenders and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 1, 1997 and all amendments thereto (the "Agreement"); and

        WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

        NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions. Capitalized terms used in this Amendment, unless
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otherwise defined herein, shall have the meaning ascribed to such term in the
Agreement.

        2. Amendment. Subject to the conditions set forth below, the Agreement
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is amended as follows:

           Subsection 2.1(A) is amended by adding the following paragraph immediately after the first paragraph of said subsection:

           Notwithstanding the foregoing, during the period from March 1, 1998 through and including April 30, 1998 only, the aggregate amount of all Revolving Loan Commitments shall not exceed the following amounts: (i) from March 1, 1998 through and including March 31, 1998, Twenty-Five Million Dollars ($25,000,000); (ii) from April 1, 1998 through and including April 10, 1998, Twenty-Four Million Dollars ($24,000,000);
        (iii) from April 11, 1998 through and including April 17, 1998, Twenty-Three Million Dollars ($23,000,000); (iv) from April 18, 1998 through and including April 24, 1998, Twenty-Two Million Dollars ($22,000,000);
        (v) from April 25, 1998 through and including April 30, 1998, Twenty Million Dollars ($20,000,000), as reduced by subsection 2.4(B). Except
                                                     -----------------
        as otherwise provided herein, no Lender shall have any obligation to make an advance under this
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        subsection 2.1(A) to the extent such advance would cause the Revolving
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        Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.

        3. CONDITIONS. The effectiveness of this Amendment is subject to the
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following conditions precedent (unless specifically waived in writing by Agent):

                (a) Borrower shall have executed and delivered such other documents and instruments as Agent may require;

                (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal maters incident thereto shall be satisfactory to Agent and its legal counsel;

                (c) No Default or Event of Default shall have occurred and be continuing; and

                (d) Borrower shall pay Agent an amendment fee in the amount of $100,000, which shall be due and fully earned upon the execution hereof and shall be payable on March 4, 1998, upon which date Agent shall charge such amount to the Revolving Loan.

        4. CORPORATE ACTION. The execution, delivery, and performance of this
           ----------------
Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

        5. SEVERABILITY. Any provision of this Amendment held by a court of
           ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6. REFERENCES. Any reference to the Agreement contained in any document,
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instrument or agreement executed in connection with the Agreement, shall be deemed to be a reference to the Agreement as modified by this Amendment.

        7. COUNTERPARTS. This Amendment may be executed in one or more
           ------------
counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

        8. RATIFICATION. The terms and provisions set forth in this Amendment
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shall modify and supersede all inconsistent terms and provisions of the
Agreement, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.                       TOWER AIR, INC.

By: /s/ Paul L. Puryear                      By: /s/ Morris K. Nachtomi
    ---------------------------                  ---------------------------
Title: Executive Vice President              Title: Chairman/CEO
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